Income Taxes	12 Months Ended
Mar. 31, 2018
Major Components Of Tax Expense Income [Abstract]
Income Taxes

2.17 Income taxes

Accounting policy

Income tax expense comprises current and deferred income tax. Income tax expense is recognized in the statement of comprehensive income except to the extent that it relates to items recognized directly in equity, in which case it is recognized in other comprehensive income. Current income tax for current and prior periods is recognized at the amount expected to be paid to or recovered from the tax authorities, using the tax rates and tax laws that have been enacted or substantively enacted by the balance sheet date. Deferred income tax assets and liabilities are recognized for all temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the financial statements except when the deferred income tax arises from the initial recognition of goodwill or an asset or liability in a transaction that is not a business combination and affects neither accounting nor taxable profit or loss at the time of the transaction. Deferred tax assets are reviewed at each reporting date and are reduced to the extent that it is no longer probable that the related tax benefit will be realized.

Deferred income tax assets and liabilities are measured using tax rates and tax laws that have been enacted or substantively enacted by the balance sheet date and are expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of changes in tax rates on deferred income tax assets and liabilities is recognized as income or expense in the period that includes the enactment or the substantive enactment date. A deferred income tax asset is recognized to the extent that it is probable that future taxable profit will be available against which the deductible temporary differences and tax losses can be utilized. Deferred income taxes are not provided on the undistributed earnings of subsidiaries and branches where it is expected that the earnings of the subsidiary or branch will not be distributed in the foreseeable future. The group offsets current tax assets and current tax liabilities, where it has a legally enforceable right to set off the recognized amounts and where it intends either to settle on a net basis, or to realize the asset and settle the liability simultaneously. Tax benefits of deductions earned on exercise of employee share options in excess of compensation charged to income are credited to share premium.

Income tax expense in the consolidated statement of comprehensive income comprises:

	(Dollars in millions)
	Year ended March 31,
	2018	2017	2016
Current taxes
Domestic taxes	721	616	642
Foreign taxes	(12)	226	167
	709	842	809
Deferred taxes
Domestic taxes	(80)	(1)	3
Foreign taxes	28	(7)	(13)
	(52)	(8)	(10)
Income tax expense	657	834	799

During the three months ended December 31, 2017, the Company has concluded an Advance Pricing Agreement (“APA”) with the US Internal Revenue Service (“IRS”) for the US branch covering fiscal years 2011 to 2021. Under the APA, the Company and the IRS have agreed on the methodology to allocate revenues and compute the taxable income of the Company’s US Branch operations.

In accordance with the APA, the company has reversed income tax expense provision of $225 million.  This comprises reversal of current tax expense of $253 million, reversal of $21 million on account of deferred tax assets pertaining to the temporary differences which are no longer required and a deferred tax liability of $7 million pertaining to Branch profit tax for the three months ended December 31, 2017 on account of conclusion of APA. In line with the APA, the Company has to pay an amount of approximately $233 million due to the difference between the taxes payable for prior periods as per the APA and the actual taxes paid for such periods. The company has paid $138 million till date.

Additionally, income tax expense for the year ended March 31, 2018, 2017 and 2016 includes reversals (net of provisions) of $45 million, $23 million and $47 million, respectively, pertaining to prior periods on account of adjudication of certain disputed matters in favor of the company across various jurisdictions.

The “Tax Cuts and Jobs Act (H.R. 1)” was signed into law on December 22, 2017 (“US Tax Reforms”). The US tax reforms has reduced federal tax rates from 35% to 21% effective January 1, 2018 amongst other measures. During the year ended March 31, 2018, the US tax reforms has resulted in a positive impact of $24 million on account of credits pertaining to deferred tax liabilities on branch profit.

Entire deferred income tax, except for a credit of $24 million (on account of US Tax Reforms explained above), for the year ended March 31, 2018, relates to origination and reversal of temporary differences. Entire deferred income tax for fiscal 2017 and 2016 relates to origination and reversal of temporary differences.

During fiscal 2018, a current tax charge of $2 million has been recorded in other comprehensive income pertaining to remeasurement of defined benefit plan asset.

During fiscal 2017 and 2016, a current tax credit of $1 million and Nil has been recorded in other comprehensive income pertaining to remeasurement of defined benefit plan asset.

During fiscal 2017, on account of adoption of IFRS 9, there was a reversal of deferred tax liability of $1 million pertaining to unrealized gains on quoted debt securities.

During fiscal 2018 and fiscal 2017, a reversal of net deferred tax liability of $2 million and a deferred tax liability of $2 million, respectively has been recorded in other comprehensive income pertaining to unrealized gains on derivatives designated as cash flow hedges.

The company, being a resident in India as per the provisions of the Income Tax Act, 1961, is required to pay taxes in India on the global income in accordance with the provisions of Section 5 of the Indian Income Tax Act, 1961, which is reflected as domestic taxes. The geographical segment disclosures on revenue in note 2.20.2 are based on the location of customers and do not reflect the geographies where the actual delivery or revenue-related efforts occur. The income on which domestic taxes are imposed are not restricted to the income generated from the “India” geographic segment. As such, amounts applicable to domestic income taxes and foreign income taxes will not necessarily correlate to the proportion of revenue generated from India and other geographical segments as per the geographic segment disclosure set forth in note 2.20.2.

A reconciliation of the income tax provision to the amount computed by applying the statutory income tax rate to the income before income taxes is summarized below:

	(Dollars in millions)
	Year ended March 31,
	2018	2017	2016
Profit before income taxes	3,143	2,974	2,851
Enacted tax rates in India	34.61%	34.61%	34.61%
Computed expected tax expense	1,088	1,029	987
Tax effect due to non-taxable income for Indian tax purposes	(321)	(295)	(268)
Overseas taxes	109	112	109
Tax provision (reversals)	(253)	(23)	(47)
Effect of differential overseas tax rates	8	10	1
Effect of exempt non-operating income	(10)	(10)	(13)
Effect of unrecognized deferred tax assets	29	14	9
Effect of non-deductible expenses	9	4	30
Branch profit tax (net of credits)	(32)	–	–
Subsidiary dividend distribution tax	27	–	–
Others	3	(7)	(9)
Income tax expense	657	834	799

Other income for year ended March 31, 2018, includes interest on income tax refund of $41 million.

The foreign tax expense is due to income taxes payable overseas, principally in the United States. In India, the company has benefited from certain tax incentives that the Government of India had provided for export of software from the units registered under the Special Economic Zones Act, 2005 (SEZ). SEZ units which began the provision of services on or after April 1, 2005 are eligible for a deduction of 100 % of profits or gains derived from the export of services for the first five years from the financial year in which the unit commenced the provision of services and 50% of such profits or gains for a further five years. Up to 50% of such profits or gains is also available for a further five years subject to creation of a Special Economic Zone Re-investment Reserve out of the profit of the eligible SEZ units and utilization of such reserve by the Company for acquiring new plant and machinery for the purpose of its business as per the provisions of the Income Tax Act, 1961. (Refer to Other Reserves under note 2.13 Equity).

As a result of these tax incentives, a portion of the company’s pre-tax income has not been subject to tax in recent years. These tax incentives resulted in a decrease in our income tax expense of $321 million, $295 million and $268 million for the year ended March 31, 2018, 2017 and 2016, respectively, compared to the tax amounts that we estimate we would have been required to pay if these incentives had not been available. The per share effect of these tax incentives computed based on both basic and diluted weighted average number of equity shares for the year ended March 31, 2018, March 31, 2017 and March 2016 was $0.14, $0.13 and $0.12, respectively.

Infosys is subject to a 15% Branch Profit Tax (BPT) in the U.S. to the extent its U.S. branch's net profit during the year is greater than the increase in the net assets of the U.S. branch during the year, computed in accordance with the Internal Revenue Code. As of March 31, 2018, Infosys' U.S. branch net assets amounted to approximately $772 million. During the year ended March 31, 2018 an additional deferred tax liability has been created for branch profit tax amounting to $7 million on account of conclusion of APA explained above. Further, on account of US tax Reforms, the company has a credit of $24 million pertaining to Branch Profit Tax for year ended March 31, 2018. The company has also reversed $8 million of Branch profit tax during the year ended March 31, 2018 towards current taxes. As of March 31, 2018, the Company has a deferred tax liability for branch profit tax of $25 million (net of credits), as the Company estimates that these branch profits are expected to be distributed in the foreseeable future.

During the year ended March 31, 2018, the Company received $130 million as dividend from Infosys BPM, its majority owned subsidiary. Dividend distribution tax paid by the subsidiary on such dividend has been reduced as credit against dividend distribution tax payable by Infosys. Accordingly, the group has recorded a charge of $27 million as income tax expense during the year ended March 31, 2018.

Deferred income tax liabilities have not been recognized on temporary differences amounting to $774 million and $819 million as of March 31, 2018 and March 31, 2017, respectively, associated with investments in subsidiaries and branche0s as it is probable that the temporary differences will not reverse in the foreseeable future.

Deferred income tax assets have not been recognized on accumulated losses of $297 million and $303 million as of March 31, 2018 and March 31, 2017, respectively, as it is probable that future taxable profit will be not available against which the unused tax losses can be utilized in the foreseeable future. The balance as of March 31, 2018 excludes the accumulated losses of disposal groups held for sale. (Refer note 2.9)

The following table provides details of expiration of unused tax losses:

Year	in USD millions
2019	14
2020	37
2021	12
2022	21
2023	39
Thereafter	174
Total	297

The following table provides the details of income tax assets and income tax liabilities as of March 31, 2018 and March 31, 2017:

	As of
	March 31, 2018	March 31, 2017
Income tax assets	931	881
Current income tax liabilities	(314)	(599)
Net current income tax assets / (liabilities) at the end	617	282

The gross movement in the current income tax asset / (liability) for fiscal 2018, 2017 and 2016 is as follows:

	(Dollars in millions)
	Year ended March 31,
	2018	2017	2016
Net current income tax asset / (liability) at the beginning	282	274	203
Translation differences	(8)	6	(12)
Income tax paid	1,059	843	892
Current income tax expense (Refer to Note 2.17)	(709)	(842)	(809)
Income tax on other comprehensive income	(2)	1	–
Reclassified under assets held for sale (refer note no 2.9)	(5)	–	–
Net current income tax asset / (liability) at the end	617	282	274

The movement in gross deferred income tax assets and liabilities (before set off) for fiscal 2018 is as follows:

					(Dollars in millions)
	Carrying value as of April 1, 2017	Changes through profit and loss	Changes through OCI	Reclassified as Held for Sale	Translation difference	Carrying value as of March 31, 2018
Deferred income tax assets
Property, plant and equipment	21	12	–	–	–	33
Computer software	6	(6)	–	–	–	–
Accrued compensation to employees	9	(8)	–	–	1	2
Trade receivables	21	1	–	–	–	22
Compensated absences	58	–	–	–	(2)	56
Post sales client support	15	–	–	–	–	15
Derivative financial instruments	–	2	–	–	–	2
Intangibles	3	(3)	–	–	1	1
Credits related to branch profits	–	53	–	–	(1)	52
Others	22	(2)	–	(5)	3	18
	155	49	–	(5)	2	201
Deferred income tax liabilities
Intangible asset	(32)	13	–	13	–	(6)
Branch profit tax	(50)	(25)	–	–	(2)	(77)
Derivative financial instruments	(11)	11	–	–	–	–
Others	(11)	4	2	–	1	(4)
	(104)	3	2	13	(1)	(87)

The movement in gross deferred income tax assets and liabilities (before set off) for fiscal 2017 is as follows:

				(Dollars in millions)
	Carrying value as of April 1, 2016	Changes through profit and loss	Changes through OCI	Translation difference	Carrying value as of March 31, 2017
Deferred income tax assets
Property, plant and equipment	27	(6)	–	–	21
Computer software	8	(2)	–	–	6
Accrued compensation to employees	10	–	–	(1)	9
Trade receivables	13	8	–	–	21
Compensated absences	59	(3)	–	2	58
Post sales client support	12	3	–	–	15
Intangibles	1	2	–	–	3
Others	7	14	–	1	22
	137	16	–	2	155
Deferred income tax liabilities
Intangible asset	(38)	6	–	–	(32)
Branch profit tax	(51)	–	–	1	(50)
Derivative financial instruments	–	(11)	–	–	(11)
Others *	(6)	(3)	(1)	(1)	(11)
	(95)	(8)	(1)	–	(104)
*	included in others is the impact on adoption of IFRS 9 of $1 million

The movement in gross deferred income tax assets and liabilities (before set off) for fiscal 2016 is as follows:

					(Dollars in millions)
	Carrying value as of April 1, 2015	Changes through profit and loss	Changes through OCI	Additions through Business Combinations	Translation difference	Carrying value as of March 31, 2016
Deferred income tax assets
Property, plant and equipment	38	(9)	–	–	(2)	27
Computer software	8	–	–	–	–	8
Accrued compensation to employees	8	3	–	–	(1)	10
Trade receivables	17	(4)	–	–	–	13
Compensated absences	48	14	–	–	(3)	59
Post sales client support	12	–	–	–	–	12
Intangibles	–	1	–	–	–	1
Others	5	3	–	–	(1)	7
	136	8	–	–	(7)	137
Deferred income tax liabilities
Intangible asset	(25)	7	–	(20)	–	(38)
Branch profit tax	(51)	–	–	–	–	(51)
Others	–	(5)	(1)	–	–	(6)
	(76)	2	(1)	(20)	–	(95)

	(Dollars in millions)
	As of
	March 31, 2018	March 31, 2017
Deferred income tax assets after set off	196	83
Deferred income tax liabilities after set off	(82)	(32)

Deferred income tax assets and deferred income tax liabilities have been offset wherever the group has a legally enforceable right to set off current income tax assets against current income tax liabilities and where the deferred income tax assets and deferred income tax liabilities relate to income taxes levied by the same taxation authority.

In assessing the realizability of deferred income tax assets, management considers whether some portion or all of the deferred income tax assets will not be realized. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which the temporary differences become deductible. Management considers the scheduled reversals of deferred income tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Based on the level of historical taxable income and projections for future taxable income over the periods in which the deferred income tax assets are deductible, management believes that the group will realize the benefits of those deductible differences. The amount of the deferred income tax assets considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carry forward period are reduced.

The credit relating to temporary differences during the year ended March 31, 2018 are primarily on account of property plant and equipment and trade receivables partially offset by accrued compensation to employees. The charge relating to temporary differences during fiscal 2017 are primarily on account of property plant and equipment and compensated absences partially offset by trade receivables and post sales client support. The credits relating to temporary differences during fiscal 2016 are primarily on account of accrued compensation to employees and compensated absences partially offset by reversal of credits pertaining to property plant and equipment and trade receivables.

As at March 31, 2018, claims against the Group not acknowledged as debts from the Income tax authorities amounted to ₹3,041 crore ($467 million). These matters are pending before various Appellate Authorities and the management including its tax advisors expect that its position will likely be upheld on ultimate resolution and will not have a material adverse effect on the Group's financial position and results of operations.

Amount paid to statutory authorities against the above tax claims amounted to ₹6,540 crore ($1,003 million).

As at March 31, 2017, claims against the Group not acknowledged as debts from the Income tax authorities amounted to ₹6,378 crore ($984 million). Amount paid to statutory authorities against this amounted to ₹4,682 crore ($722 million).